UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07694

Morgan Stanley Emerging Markets Debt Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	June 30, 2018

Item 1 - Report to Shareholders

Morgan Stanley Emerging Markets Debt Fund, Inc.

Directors

Frank L. Bowman

Kathleen A. Dennis

Nancy C. Everett

Jakki L. Haussler

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Patricia Maleski

Michael E. Nugent,

Chair of the Board

W. Allen Reed

Fergus Reid

Officers

John H. Gernon

President and Principal
Executive Officer

Timothy J. Knierim

Chief Compliance Officer

Francis J. Smith

Treasurer and Principal
Financial Officer

Mary E. Mullin

Secretary

Michael J. Key

Vice President

Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

211 Quality Circle, Suite 210

College Station, Texas 77845

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP

30 Rockefeller Plaza

New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2018 Morgan Stanley.

INVESTMENT MANAGEMENT

Morgan Stanley
Investment Management Inc.
Adviser

Morgan Stanley
Emerging Markets
Debt Fund, Inc.
NYSE: MSD

Semi-Annual Report

June 30, 2018

CEMSDSAN
2196848 EXP 08.31.2019

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Table of Contents

Letter to Stockholders	3
Portfolio of Investments	6
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Investment Advisory Agreement Approval	29
Portfolio Management	32
Investment Policy	33
Dividend Reinvestment and Cash Purchase Plan	38
Privacy Notice	39

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Letter to Stockholders (unaudited)

Performance

For the six months ended June 30, 2018, the Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund") had total returns of -6.39%, based on net asset value, and -9.62% based on market value per share (including reinvestment of distributions), compared to its benchmark, the J.P. Morgan Emerging Markets Bond Global Index (the "Index")*, which returned -5.23%. On June 30, 2018, the closing price of the Fund's shares on the New York Stock Exchange was $8.75, representing a 12.3% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Emerging market (EM) fixed income assets continued to suffer with politics and policies weighing on sentiment. Commodity prices fell over the period with concerns over trade weighing on the demand outlook, especially for copper, soybeans and corn. Energy prices rose during the same period as the Trump administration withdrew from the Iran nuclear deal, which would re-impose sanctions on Iran and limit its ability to sell oil internationally. The move higher was in spite of an announced production increase by the Organization of the Petroleum Countries and Russia. Idiosyncratic EM volatility has increased, notably in Brazil, Argentina and Turkey. With investors worried about rising rates in the developed world once again, EM currencies have been pressured and investors are turning their attention to the reaction function of EM central banks.

•  Key events during the period included the U.S. increasing sanctions on Russian companies, causing Russian assets to underperform as risk was repriced, despite S&P upgrading the country's long-term foreign currency debt to investment grade. Tensions in the Korean peninsula eased as North and South Korean leaders held a historic meeting and produced a joint statement outlining shared peace goals. A U.S.-North Korea summit also went ahead as planned. Currency weakness was pronounced during this period, with the Argentine peso and Turkish lira among the hardest hit. The central banks of Argentina and Turkey took emergency measures to stem the currency slides. In addition, Argentina and the International Monetary Fund (IMF) agreed to a $50 billion rescue package.

•  Political uncertainty loomed in Mexico and Brazil, with upcoming presidential elections in July and October, respectively. In Mexico, Andres Manuel Lopez Obrador (known as AMLO) was projected to win. However, the left-leaning populist candidate's policies could be hampered by a possible split congress, which might limit the more extreme policy actions he could take. In Brazil, a truckers' strike over fuel prices forced a weak Temer administration to subsidize diesel fuel and led to the resignation of Petrobras' CEO. Local yields and Brazilian real traded poorly during the period, and caused the Central Bank of Brazil to act more cautiously. Brazil's long-term foreign currency debt rating was downgraded during the period, and analysts have been steadily lowering 2018 gross domestic product (GDP) forecasts.

•  Elsewhere, we believe the reelection of President Erdogan in Turkey is negative for the economic outlook and institutional strength of the country, which has deteriorated under his leadership. In South Africa, President Zuma resigned due to pressure from within his party, leaving Cyril Ramaphosa as president of the nation. While the markets considered this a positive development and Moody's removed the country off of negative ratings watch, Ramaphosa's rise to power has not yet had a

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Letter to Stockholders (unaudited) (cont'd)

substantive impact on economic activity. Malaysia's surprise election results returned former leader Mahathir Mohamad to power. Honoring campaign promises, Prime Minister Mahathir suspended massive infrastructure projects with Singapore and China, and removed the Goods and Services Tax (GST). Rating agencies warned that such actions, in the absence of offsetting measures, would be credit negative. However, the market reaction was muted, as higher oil prices could help buffer the fiscal impact of lower tax revenue.

•  Escalating trade tensions between the U.S. and China added to the Trump administration's ongoing disputes with Mexico, Canada and Europe, further dampening global trade sentiment and weighing on the Chinese renminbi. This also coincided with the People's Bank of China holding rates steady in its most recent meeting, while loosening overall monetary policy to combat the weaker growth outlook, as activity indicators eased in May. The stock market sell-off in China made global headlines, as did concerns about the property markets. Tighter financing constraints and the state's efforts to rein in prices have weighed on the bonds of property developers. However, we believe the reforms could lead to a healthier developer market going forward.

•  EM external sovereign and quasi-sovereign debt returned -5.23% in the period, as measured by the Index. Bonds from Belize, Latvia, Serbia, Lithuania, Trinidad & Tobago, Costa Rica and Honduras outperformed the broader market. Conversely, bonds from Argentina, Zambia, Ecuador, Senegal and Lebanon lagged the broader market.

•  For the period, underweight positions in Turkey, Lebanon, Oman and Sri Lanka contributed to relative returns. Security selection in Kazakhstan also contributed to relative performance in the period.

•  Conversely, an overweight position and the use of local currency in Argentina detracted from relative performance in the period. Positioning in Venezuela and Hungary also detracted from relative performance. Overweight positions in Ukraine, Ghana and Indonesia detracted from relative performance, as did security selection in Jamaica.

•  Derivatives, primarily the use of currency forwards to adjust currency exposure, had no significant impact on portfolio performance.

Management Strategies

•  EM assets had a rough first half of 2018, as the tail risks regarding trade wars are becoming more prominent amid a strengthening U.S. dollar and a marginally more hawkish tone from the Federal Reserve. The sharp depreciation of the renminbi in June also weighed on market sentiment, as markets struggle to determine whether it was engineered to boost sluggish growth due to tighter credit conditions, or as a response to Trump's tariffs on Chinese exports, or a combination of both. Furthermore, President Trump's trade agenda is not constrained to China, as evidenced by a lack of progress on North American Free Trade Agreement (NAFTA) negotiations and a brewing trade spat with the European Union (EU) over car exports to the U.S.

•  Against this backdrop, the outlook for EM remains challenging. Though we see the different trade announcements as part of a negotiating process, many of the trade measures will likely become effective before any progress in trade talks is realized. As a

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Letter to Stockholders (unaudited) (cont'd)

result, we should see a negative, though marginal impact on gross domestic product and trade flows for targeted countries, but more importantly, an overall deterioration in business and consumer confidence. Though EM economies are differently exposed to a trend towards more protectionism, with less open economies in a more solid position to withstand it, a worsening global trade picture should weigh on global growth and have negative implications for all risky assets, and EM in particular. On the positive side, the EM policy response has been more proactive as of late, with many economies deemed as vulnerable reacting more forcefully to market turbulence, as evidenced by a shift towards tighter monetary policy in countries such as Argentina, Turkey and Indonesia, among others. Furthermore, the sharp sell-off we witnessed in the second quarter of 2018 appears to be overdone in countries with improving fundamentals (such as South Africa and Indonesia), thus offering attractive entry points should we see a de-escalation in trade-war rhetoric. Finally, EM politics may contribute to heightened uncertainty in the second half of 2018, with upcoming elections in Mexico and Brazil, which feature competitive anti-establishment candidates.

Sincerely,

John H. Gernon
President and Principal Executive Officer  July 2018

*The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for emerging market countries. It is not possible to invest directly in an index.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Portfolio of Investments (unaudited)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
FIXED INCOME SECURITIES (94.1%)
Angola (0.8%)
Sovereign (0.8%)
Angolan Government International Bond, 9.38%, 5/8/48 (a)		$1,650	$1,670
Argentina (7.2%)
Corporate Bonds (4.3%)
Province of Santa Fe, 6.90%, 11/1/27 (a)		1,180	989
Provincia de Buenos Aires, BADLAR + 3.75%, 30.66%, 4/12/25 (b)	ARS	20,340	550
BADLAR + 3.83%, 35.19%, 5/31/22 (b)		18,762	547
Provincia de Cordoba, 7.45%, 9/1/24 (a)		$1,610	1,450
Provincia de Entre Rios Argentina, 8.75%, 2/8/25 (a)		2,230	1,962
Provincia de Mendoza Argentina, BADLAR + 4.38%, 36.06%, 6/9/21 (b)	ARS	16,600	496
Provincia de Rio Negro, 7.75%, 12/7/25 (a)		$580	455
Provincia del Chaco Argentina, 9.38%, 8/18/24 (a)		1,880	1,584
YPF SA, 8.50%, 7/28/25		1,120	1,071
			9,104
Sovereign (2.9%)
Argentine Republic Government International Bond, 6.88%, 1/26/27 - 1/11/48		3,870	3,170
7.13%, 7/6/36		720	581
7.13%, 6/28/17 (c)		970	742
7.50%, 4/22/26		730	676
Republic of Argentina, 2.50%, 12/31/38 (d)		1,750	999
			6,168
			15,272
Bahrain (0.3%)
Sovereign (0.3%)
Bahrain Government International Bond, 7.00%, 10/12/28		620	557
	Face Amount (000)	Value (000)
Belarus (0.4%)
Sovereign (0.4%)
Republic of Belarus International Bond, 6.20%, 2/28/30 (a)	$900	$853
Brazil (4.9%)
Corporate Bonds (1.8%)
Minerva Luxembourg SA, 5.88%, 1/19/28 (a)	1,360	1,192
8.75%, 4/3/19 (a)(e)	1,290	1,306
Petrobras Global Finance BV, 6.13%, 1/17/22	219	223
Rumo Luxembourg Sarl, 7.38%, 2/9/24	1,070	1,084
		3,805
Sovereign (3.1%)
Brazilian Government International Bond, 5.00%, 1/27/45	2,988	2,373
6.00%, 4/7/26	4,060	4,159
		6,532
		10,337
Chile (1.7%)
Corporate Bonds (1.2%)
Colbun SA, 4.50%, 7/10/24 (a)	1,372	1,370
Geopark Ltd., 6.50%, 9/21/24 (a)	850	820
Latam Finance Ltd., 6.88%, 4/11/24 (a)	340	334
		2,524
Sovereign (0.5%)
Empresa Nacional del Petroleo, 4.75%, 12/6/21	1,102	1,122
		3,646
China (3.6%)
Sovereign (3.6%)
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23	4,740	4,862
Three Gorges Finance I Cayman Islands Ltd.,
2.30%, 6/2/21 (a)	2,000	1,940
3.70%, 6/10/25 (a)	780	763
		7,565

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Portfolio of Investments (unaudited) (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Colombia (2.0%)
Sovereign (2.0%)
Colombia Government International Bond, 4.38%, 7/12/21		$1,460	$1,493
5.00%, 6/15/45		1,930	1,903
11.75%, 2/25/20		815	929
			4,325
Costa Rica (0.7%)
Sovereign (0.7%)
Costa Rica Government International Bond, 7.16%, 3/12/45 (c)		1,400	1,389
Croatia (0.5%)
Sovereign (0.5%)
Croatia Government International Bond, 5.50%, 4/4/23		970	1,022
Dominican Republic (1.1%)
Sovereign (1.1%)
Dominican Republic International Bond, 6.85%, 1/27/45 (a)		432	429
6.88%, 1/29/26 (a)		1,215	1,290
7.45%, 4/30/44 (a)		666	695
			2,414
Ecuador (1.4%)
Sovereign (1.4%)
Ecuador Government International Bond, 8.75%, 6/2/23 (a)		1,160	1,091
8.88%, 10/23/27 (a)		1,050	932
10.75%, 3/28/22 (a)		1,010	1,040
			3,063
Egypt (2.3%)
Sovereign (2.3%)
Egypt Government International Bond, 4.75%, 4/16/26	EUR	480	516
5.88%, 6/11/25		$980	914
6.13%, 1/31/22 (a)		1,320	1,301
7.50%, 1/31/27 (a)		840	828
7.90%, 2/21/48 (a)		1,490	1,361
			4,920
	Face Amount (000)	Value (000)
El Salvador (0.7%)
Sovereign (0.7%)
El Salvador Government International Bond, 6.38%, 1/18/27	$685	$641
8.63%, 2/28/29 (a)	760	815
		1,456
Gabon (0.4%)
Sovereign (0.4%)
Republic of Gabon, 6.95%, 6/16/25 (a)	880	799
Ghana (1.8%)
Sovereign (1.8%)
Ghana Government International Bond, 8.63%, 6/16/49 (a)	1,480	1,444
10.75%, 10/14/30	1,950	2,375
		3,819
Guatemala (0.3%)
Sovereign (0.3%)
Guatemala Government Bond, 4.50%, 5/3/26 (a)	690	662
Honduras (0.2%)
Sovereign (0.2%)
Honduras Government International Bond, 8.75%, 12/16/20	400	434
Hungary (1.6%)
Sovereign (1.6%)
Hungary Government International Bond, 7.63%, 3/29/41 (c)	2,490	3,411
India (0.3%)
Sovereign (0.3%)
Export-Import Bank of India, 3.38%, 8/5/26 (a)	800	736
Indonesia (9.1%)
Sovereign (9.1%)
Indonesia Government International Bond, 4.13%, 1/15/25	2,670	2,628
4.75%, 1/8/26 - 7/18/47 (a)	2,140	2,119
5.13%, 1/15/45 (a)	1,530	1,507

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Portfolio of Investments (unaudited) (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
Indonesia (cont'd)
Sovereign (cont'd)
5.88%, 1/15/24 (a)	$1,200	$1,287
5.88%, 1/15/24	4,360	4,676
5.95%, 1/8/46 (a)	260	286
7.75%, 1/17/38	2,079	2,678
Pertamina Persero PT, 4.30%, 5/20/23	1,100	1,088
6.45%, 5/30/44 (a)	1,720	1,803
Perusahaan Listrik Negara PT, 6.15%, 5/21/48 (a)	1,250	1,261
		19,333
Iraq (0.4%)
Sovereign (0.4%)
Iraq International Bond, 6.75%, 3/9/23 (a)	890	857
Jamaica (1.4%)
Corporate Bond (0.2%)
Digicel Ltd., 6.00%, 4/15/21	490	446
Sovereign (1.2%)
Jamaica Government International Bond, 7.63%, 7/9/25	380	432
7.88%, 7/28/45	870	966
8.00%, 3/15/39	1,010	1,135
		2,533
		2,979
Jordan (0.3%)
Sovereign (0.3%)
Jordan Government International Bond, 7.38%, 10/10/47 (a)	730	672
Kazakhstan (3.1%)
Sovereign (3.1%)
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22 (a)	278	273
KazAgro National Management Holding JSC, 4.63%, 5/24/23 (a)	1,390	1,341
Kazakhstan Government International Bond, 5.13%, 7/21/25 (a)	1,480	1,563
	Face Amount (000)		Value (000)
KazMunayGas National Co., JSC, 6.38%, 10/24/48 (a)		$3,310	$3,351
			6,528
Kenya (0.2%)
Sovereign (0.2%)
Kenya Government International Bond, 8.25%, 2/28/48 (a)(c)		560	526
Mexico (13.4%)
Corporate Bond (0.5%)
Mexichem SAB de CV, 5.50%, 1/15/48 (a)		1,180	1,033
Sovereign (12.9%)
Banco Nacional de Comercio Exterior SNC, 3.80%, 8/11/26 (a)		2,250	2,170
Mexican Bonos, Series M 10.00%, 12/5/24	MXN	35,877	2,030
Mexico Government International Bond, 3.75%, 1/11/28		$1,410	1,335
4.15%, 3/28/27 (c)		2,759	2,723
4.35%, 1/15/47		1,110	995
4.60%, 1/23/46		2,080	1,919
6.05%, 1/11/40		898	992
Petroleos Mexicanos, 4.88%, 1/24/22		523	529
5.63%, 1/23/46		2,000	1,693
6.35%, 2/12/48 (a)		870	789
6.38%, 1/23/45		2,520	2,327
6.50%, 3/13/27 - 6/2/41		4,740	4,649
6.63%, 6/15/35 - 6/15/38		2,030	1,966
6.75%, 9/21/47		950	898
8.63%, 12/1/23		1,990	2,263
			27,278
			28,311
Mongolia (1.0%)
Sovereign (1.0%)
Mongolia Government International Bond, 8.75%, 3/9/24 (a)		640	688
8.75%, 3/9/24		1,350	1,452
			2,140

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Portfolio of Investments (unaudited) (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
Nigeria (1.1%)
Sovereign (1.1%)
Nigeria Government International Bond, 6.38%, 7/12/23	$530	$525
6.50%, 11/28/27 (a)	870	812
7.14%, 2/23/30 (a)	1,020	965
		2,302
Panama (1.6%)
Sovereign (1.6%)
Aeropuerto Internacional de Tocumen SA, 5.63%, 5/18/36 (a)	1,530	1,610
Panama Government International Bond, 4.00%, 9/22/24	1,434	1,448
8.88%, 9/30/27	263	355
		3,413
Paraguay (1.3%)
Sovereign (1.3%)
Paraguay Government International Bond, 4.63%, 1/25/23 (a)	930	944
4.70%, 3/27/27 (a)	470	461
6.10%, 8/11/44 (a)	1,420	1,459
		2,864
Peru (2.7%)
Corporate Bond (0.5%)
Union Andina de Cementos SAA, 5.88%, 10/30/21 (a)	960	986
Sovereign (2.2%)
Corporación Financiera de Desarrollo SA, 5.25%, 7/15/29 (a)	978	973
Fondo MIVIVIENDA SA, 3.50%, 1/31/23 (a)	491	474
Peruvian Government International Bond, 6.55%, 3/14/37	1,550	1,941
Petroleos del Peru SA, 4.75%, 6/19/32 (a)	1,440	1,382
		4,770
		5,756
	Face Amount (000)		Value (000)
Philippines (2.6%)
Sovereign (2.6%)
Philippine Government International Bond, 3.95%, 1/20/40		$2,454	$2,352
9.50%, 2/2/30		2,200	3,214
			5,566
Poland (1.4%)
Sovereign (1.4%)
Republic of Poland Government International Bond, 3.00%, 3/17/23		1,910	1,869
4.00%, 1/22/24		570	580
5.00%, 3/23/22		470	496
			2,945
Russia (8.2%)
Corporate Bond (0.9%)
Sibur Securities DAC, 4.13%, 10/5/23 (a)		2,030	1,944
Sovereign (7.3%)
Russian Federal Bond - OFZ, 6.40%, 5/27/20	RUB	207,800	3,277
Russian Foreign Bond - Eurobond, 4.50%, 4/4/22		$11,600	11,819
5.63%, 4/4/42		400	419
			15,515
			17,459
Senegal (0.5%)
Sovereign (0.5%)
Senegal Government International Bond, 6.25%, 5/23/33 (a)(c)		1,140	1,014
South Africa (3.1%)
Sovereign (3.1%)
Eskom Holdings SOC Ltd., 7.13%, 2/11/25		2,110	2,021
Republic of South Africa Government Bond, 9.00%, 1/31/40	ZAR	13,240	909
South Africa Government International Bond, 5.88%, 9/16/25		$3,570	3,670
			6,600

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Portfolio of Investments (unaudited) (cont'd)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
Turkey (4.5%)
Sovereign (4.5%)
Export Credit Bank of Turkey, 5.88%, 4/24/19 (a)	$2,100	$2,105
Turkey Government International Bond, 3.25%, 3/23/23	3,100	2,756
4.88%, 4/16/43	1,800	1,345
5.63%, 3/30/21	2,350	2,341
6.88%, 3/17/36	1,000	944
		9,491
Ukraine (3.9%)
Sovereign (3.9%)
Ukraine Government International Bond, 7.38%, 9/25/32 (a)	1,260	1,083
7.75%, 9/1/23 - 9/1/26	7,540	7,160
Uruguay (0.5%)
Sovereign (0.5%)
Uruguay Government International Bond, 5.10%, 6/18/50 (c)	1,125	1,110
Venezuela (1.6%)
Sovereign (1.6%)
Petroleos de Venezuela SA, 6.00%, 11/15/26 (f)(g)	15,570	3,348
TOTAL FIXED INCOME SECURITIES (Cost $211,176)		199,807
	No. of Warrants
WARRANTS (0.1%)
Nigeria (0.1%)
Central Bank of Nigeria Bond, expires 11/15/20 (b)(h)	2,250	144
Venezuela (0.0%)
Venezuela Government International Bond, Oil-Linked Payment Obligation, expires 4/15/20 (b)(h)	5,450	13
TOTAL WARRANTS (Cost $—)		157
	Shares
SHORT-TERM INVESTMENTS (5.8%)
Securities held as Collateral on Loaned Securities (2.1%)
Investment Company (1.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note E)	3,639,736	3,640
	Face Amount (000)		Value (000)
Repurchase Agreements (0.4%)
Barclays Capital, Inc., (2.10%, dated 6/29/18, due 7/2/18; proceeds $208; fully collateralized by U.S. Government obligations; 1.00% - 1.88% due 3/31/22 - 2/15/46; valued at $213)		$208	$208
HSBC Securities USA, Inc., (2.10%, dated 6/29/18, due 7/2/18; proceeds $306; fully collateralized by U.S. Government obligations; 0.00% due 5/15/19 - 2/15/23; valued at $312)		306	306
Merrill Lynch & Co., Inc., (2.12%, dated 6/29/18, due 7/2/18; proceeds $278; fully collateralized by U.S. Government agency securities; 3.00% - 4.00% due 8/1/32 - 12/1/44; valued at $283)		278	278
			792
TOTAL SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (Cost $4,432)			4,432
	Shares
Investment Company (2.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note E) (Cost $5,110)		5,109,893	5,110
	Face Amount (000)
Nigeria (1.3%)
Sovereign (1.3%)
Nigeria Treasury Bill, 22.45%, 8/16/18 (Cost $2,686)	NGN	1,018,000	2,751
TOTAL SHORT-TERM INVESTMENTS (Cost $12,288)			12,293
TOTAL INVESTMENTS (100.0%) (Cost $223,464) Including $7,242 of Securities Loaned (i)(j)			212,257
LIABILITIES IN EXCESS OF OTHER ASSETS			(4,094)
NET ASSETS			$208,163

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Portfolio of Investments (unaudited) (cont'd)

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Floating or Variable rate securities: The rates disclosed are as of June 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(c)  All or a portion of this security was on loan at June 30, 2018.

(d)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of June 30, 2018. Maturity date disclosed is the ultimate maturity date.

(e)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of June 30, 2018.

(f)  Issuer in bankruptcy.

(g)  Non-income producing security; bond in default.

(h)  Security has been deemed illiquid at June 30, 2018.

(i)  Securities are available for collateral in connection with an open foreign currency forward exchange contract.

(j)  At June 30, 2018, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $3,622,000 and the aggregate gross unrealized depreciation is approximately $15,005,000, resulting in net unrealized depreciation of approximately $11,383,000.

BADLAR  Buenos Aires Deposits of Large Amount Rate.

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan   Obligation).

Foreign Currency Forward Exchange Contract:

The Fund had the following foreign currency forward exchange contract open at June 30, 2018:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Depreciation (000)
JPMorgan Chase Bank NA	NGN	904,000	$2,311	8/20/18	$(176)

ARS —  Argentine Peso

EUR —  Euro

MXN —  Mexican Peso

NGN —  Nigerian Naira

RUB —  Russian Ruble

ZAR —  South African Rand

Portfolio Composition*

Classification	Percentage of Total Investments
Sovereign	87.9%
Corporate Bonds	9.6
Other**	2.5
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of June 30, 2018.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include an open foreign currency forward exchange contract with unrealized depreciation of approximately $176,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Financial Statements

Statement of Assets and Liabilities	June 30, 2018 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $214,714)	$203,507
Investment in Security of Affiliated Issuer, at Value (Cost $8,750)	8,750
Total Investments in Securities, at Value (Cost $223,464)	212,257
Foreign Currency, at Value (Cost $291)	284
Cash	8
Interest Receivable	3,525
Receivable for Investments Sold	121
Receivable from Affiliate	7
Receivable from Securities Lending Income	2
Other Assets	47
Total Assets	216,251
Liabilities:
Collateral on Securities Loaned, at Value	4,440
Dividends Declared	2,921
Payable for Investments Purchased	246
Unrealized Depreciation on Foreign Currency Forward Exchange Contract	176
Payable for Advisory Fees	174
Deferred Capital Gain Country Tax	42
Payable for Professional Fees	36
Payable for Administration Fees	6
Payable for Custodian Fees	4
Payable for Stockholder Servicing Agent Fees	1
Other Liabilities	42
Total Liabilities	8,088
Net Assets
Applicable to 20,863,377 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$208,163
Net Asset Value Per Share	$9.98
Net Assets Consist of:
Common Stock	$209
Paid-in-Capital	238,590
Distributions in Excess of Net Investment Income	(181)
Accumulated Net Realized Loss	(19,023)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $42 of Deferred Capital Gain Country Tax)	(11,244)
Foreign Currency Forward Exchange Contract	(176)
Foreign Currency Translation	(12)
Net Assets	$208,163
(1) Including:
Securities on Loan, at Value:	$7,242

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Financial Statements (cont'd)

Statement of Operations	Six Months Ended June 30, 2018 (unaudited) (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$5,986
Dividends from Securities of Unaffiliated Issuers	34
Income from Securities Loaned — Net	20
Dividends from Security of Affiliated Issuer (Note E)	16
Total Investment Income	6,056
Expenses:
Advisory Fees (Note B)	1,099
Administration Fees (Note C)	88
Professional Fees	64
Stockholder Reporting Expenses	23
Custodian Fees (Note D)	12
Stockholder Servicing Agent Fees	4
Directors' Fees and Expenses	4
Other Expenses	27
Total Expenses	1,321
Waiver of Administration Fees (Note C)	(49)
Rebate from Morgan Stanley Affiliate (Note E)	(2)
Net Expenses	1,270
Net Investment Income	4,786
Realized Loss:
Investments Sold	(215)
Foreign Currency Translation	(49)
Net Realized Loss	(264)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $42)	(19,883)
Foreign Currency Forward Exchange Contract	(14)
Foreign Currency Translation	(5)
Net Change in Unrealized Appreciation (Depreciation)	(19,902)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(20,166)
Net Decrease in Net Assets Resulting from Operations	$(15,380)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended June 30, 2018 (unaudited) (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$4,786	$12,164
Net Realized Loss	(264)	(2,744)
Net Change in Unrealized Appreciation (Depreciation)	(19,902)	11,995
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,380)	21,415
Distributions from and/or in Excess of:
Net Investment Income	(5,842)	(12,106)
Capital Share Transactions:
Repurchase of Shares (0 and 158,848 shares)	—	(1,503)
Net Decrease in Net Assets Resulting from Capital Share Transactions	—	(1,503)
Total Increase (Decrease)	(21,222)	7,806
Net Assets:
Beginning of Period	229,385	221,579
End of Period (Including Distributions in Excess of Net Investment Income and Accumulated Undistributed Net Investment Income of $(181) and $875, respectively)	$208,163	$229,385

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30, 2018		Year Ended December 31,
	(unaudited)		2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$10.99		$10.54		$10.08		$10.74		$10.97		$13.08
Net Investment Income(2)	0.23		0.58		0.62		0.57		0.53		0.56
Net Realized and Unrealized Gain (Loss)	(0.96)		0.44		0.44		(0.71)		(0.23)		(1.73)
Total from Investment Operations	(0.73)		1.02		1.06		(0.14)		0.30		(1.17)
Distributions from and/or in excess of:
Net Investment Income	(0.28)		(0.58)		(0.63)		(0.60)		(0.57)		(0.60)
Net Realized Gain	—		—		—		—		—		(0.37)
Total Distributions	(0.28)		(0.58)		(0.63)		(0.60)		(0.57)		(0.97)
Anti-Dilutive Effect of Share Repurchase Program	—		0.01		0.03		0.08		0.04		0.03
Net Asset Value, End of Period	$9.98		$10.99		$10.54		$10.08		$10.74		$10.97
Per Share Market Value, End of Period	$8.75		$9.98		$9.10		$8.57		$9.09		$9.54
TOTAL INVESTMENT RETURN:(3)
Market Value	(9.62	)%(6)	16.21%		13.50%		0.95%		1.02%		(12.27)%
Net Asset Value	(6.39	)%(6)	10.48%		11.77%		0.50%		3.80%		(7.84)%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$208,163		$229,385		$221,579		$216,814		$242,972		$254,350
Ratio of Expenses to Average Net Assets(8)	1.16	%(4)(7)	1.16	%(4)	1.12	%(4)	1.16	%(4)	1.14	%(4)	1.16	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expense	N/A		1.16	%(4)	N/A		N/A		N/A		1.14	%(4)
Ratio of Net Investment Income to Average Net Assets(8)	4.35	%(4)(7)	5.30	%(4)	5.79	%(4)	5.32	%(4)	4.73	%(4)	4.66	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	16	%(6)	47%		52%		38%		80%		85%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.20	%(7)	1.21%		1.20%		1.21%		1.19%		1.21%
Ratio of Net Investment Income to Average Net Assets	4.31	%(7)	5.25%		5.71%		5.27%		4.68%		4.61%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratio of Expenses to Average Net Assets would have been 0.03% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.03% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund. Total returns are based upon the market value and net asset value on the last business day of each period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited)

Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund") was incorporated in Maryland on May 6, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund applies investment company accounting and reporting guidance. The Fund's primary investment objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in debt securities of government and government-related issuers located in emerging countries, of entities organized to restructure outstanding debt of such issuers and debt securities of corporate issuers in or organized under the laws of emerging countries. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its managed assets in emerging markets domestic debt. The Fund's investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team's fundamental investment analysis framework. Morgan Stanley Investment Management Inc. (the "Adviser") may engage with management of certain issuers regarding corporate governance practices as well as what the Fund's Adviser deems to be materially important environmental and/or social issues facing a company. To the extent that the Fund invests in derivative instruments that (the Adviser believes have economic characteristics similar to debt securities of government and government-related issuers located in emerging market countries and of entities organized to restructure outstanding debt of such issuers, such investments will be counted for purposes of meeting the Fund's investment objective. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service/vendor. The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

  The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The

Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$19,842	$—	$19,842
Sovereign	—	179,965	—	179,965
Total Fixed Income Securities	—	199,807	—	199,807
Warrants	—	157	—	157
Short-Term Investments
Investment Company	8,750	—	—	8,750
Repurchase Agreements	—	792	—	792
Sovereign	—	2,751	—	2,751
Total Short-Term Investments	8,750	3,543	—	12,293
Total Assets	8,750	203,507	—	212,257
Liabilities:
Foreign Currency Forward Exchange Contract	—	(176)	—	(176)
Total	$8,750	$203,331	$—	$212,081

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

June 30, 2018, the Fund did not have any investments transfer between investment levels.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with institutions that the Adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Portfolio of Investments.

  At June 30, 2018, the Fund did not have any outstanding reverse repurchase agreements.

5.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

are treated as ordinary income for U.S. federal income tax purposes.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of securities and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

6.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

  Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

  Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

  Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

  FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

  The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of June 30, 2018:

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Depreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$(176)

  The following table sets forth by primary risk exposure the Fund's change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2018 in accordance with ASC 815:

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contract	$(14)

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

  At June 30, 2018, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the
Statement of Assets and Liabilities

Derivatives(a)	Assets(b) (000)	Liabilities(b) (000)
Foreign Currency Forward Exchange Contract	$—	$(176)

  (a)Excludes exchange traded derivatives.

  (b)Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

  The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

  The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$176	$—	$—	$176

  For the six months ended June 30, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:

Average monthly principal amount	$2,311,000

7.  Securities Lending:  The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

  Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

  The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$7,242	(c)	$—	$(7,242	)(d)(e)	$0

  (c)Represents market value of loaned securities at period end.

  (d)The Fund received cash collateral of approximately $4,440,000, of which approximately $4,432,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of June 30, 2018, there was uninvested cash of approximately $8,000, which is not reflected in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $3,030,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

  (e)The actual collateral received is greater than the amount shown here due to overcollateralization.

  FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

  The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of June 30, 2018:

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Sovereign	$4,440	$—	$—	$—	$4,440
Total Borrowings	$4,440	$—	$—	$—	$4,440
Gross amount of recognized liabilities for securities lending transactions					$4,440

8.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

9.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.  Dividends and Distributions to Stockholders: Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

11.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.00% of the Fund's average weekly net assets.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets. The Adviser has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver may be terminated at any time. For the six months ended June 30, 2018, approximately $49,000 of administration fees were waived pursuant to this arrangement.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

E.  Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $33,252,000 and $34,375,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2018, advisory fees paid were reduced by approximately $2,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$13,093	$26,202	$30,545	$16
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value June 30, 2018 (000)
Liquidity Funds	$—	$—	$8,750

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the six months ended June 30, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

F.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$12,106	$—	$13,277	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments for securities sold, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$381	$381	$—

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,040	$—

At December 31, 2017, the Fund had available for federal income tax purposes unused short term and long term capital losses of approximately $3,418,000 and $13,735,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

G.  Other: As permitted by the Fund's offering prospectus, on October 8, 2007, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their NAV. During the six months ended June 30, 2018, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 3,909,525 of its shares at an average discount of 14.64% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors. You can access information about the monthly share repurchase results through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

At June 30, 2018, the Fund did not have record owners of 10% or greater.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

H.  Results of Annual Meeting of Stockholders: On June 21, 2018, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Against
Nancy C. Everett	13,896,670	4,039,579
Michael F. Klein	13,822,598	4,113,651
W. Allen Reed	13,820,166	4,116,083

I.  Accounting Pronouncement:  In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the "ASU") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the SEC on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by providing the information on its public website, www.morganstanley.com/im. The Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month end and under other conditions as described in the Fund's policy on portfolio holdings disclosure. You may obtain copies of the Fund's monthly website postings by calling toll free 1(800) 231-2608.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Notes to Financial Statements (unaudited) (cont'd)

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2017, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one- and five-year periods but better than its peer group average for the three-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were higher than but close to its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Investment Advisory Agreement Approval (unaudited) (cont'd)

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Investment Advisory Agreement Approval (unaudited) (cont'd)

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Portfolio Management (unaudited)

The Fund is managed by members of the Emerging Markets Debt team. The team consists of portfolio managers, analysts and traders. The members of the team jointly and primarily responsible for the day-to-day management of the Fund are Eric J. Baurmeister, a Managing Director of the Adviser, Warren Mar, a Managing Director of the Adviser and Sahil Tandon, an Executive Director of the Adviser. Mr. Baurmeister has been associated with the Adviser in an investment management capacity since 1997. Mr. Baurmeister began managing the Fund in July 2002. Mr. Mar has been associated with the Adviser in an investment management capacity since August 2012. Prior to August 2012, Mr. Mar was the global head of Emerging Markets Corporate Research & Strategy at J.P. Morgan Chase from April 2004 to August 2012. Mr. Tandon has been associated with the Adviser in an investment management capacity since 2004.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Investment Policy (unaudited)

Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. In addition, proposed regulatory changes by the Securities and Exchange Commission ("SEC") relating to a mutual fund's use of derivatives could potentially limit or impact the Fund's ability to invest in derivatives and adversely affect the value or performance of the Fund or its derivative investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Investment Policy (unaudited) (cont'd)

securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Fund's securities are not denominated. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Loan Participation Notes. The Fund may invest in loan participation notes ("LPNs"), which are interests in loans or other direct debt instruments relating to amounts owed by a corporate, governmental or other borrower to another party. LPNs are notes issued through a special purpose vehicle for the purpose of funding or acquiring a loan to final obligor. LPNs are subject to the same risks as other debt obligations, which may include credit risk, interest rate risk, liquidity risk and market risk. LPNs have limited recourse to the issuer, to the extent of the amount received by the issuer from the ultimate borrower in paying the principal and interest amounts as defined under the loan agreement. The Fund may be exposed to the credit risk of both the lender and the borrower, and may not benefit from any collateral supporting the underlying loan.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency or futures contract on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium received by the Fund. When options are purchased over-the-counter ("OTC"), the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Investment Policy (unaudited) (cont'd)

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Swaps.  The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event of the issuer of the referenced debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Investment Policy (unaudited) (cont'd)

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Investment Policy (unaudited) (cont'd)

currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

Pricing of Securities

Certain of the Fund's securities may be valued by an outside pricing service approved by the Board. The pricing service/vendor may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service. Pricing services value securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Determination of NAV

The Fund determines the NAV per share as of the close of the NYSE (normally 4:00p.m. Eastern time) on each day that the NYSE is open for business. Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to price its shares on days when the NYSE is closed but the primary securities markets on which the Fund's securities trade remain open.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, quarterly, in any amount from $100 to $3000, for investment in Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Debt Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842
1(800) 231-2608
Monday–Friday between 8:30 a.m. and 6:00 p.m. (EDT)

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Privacy Notice (unaudited)

Morgan Stanley Investment Management Inc.
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1. What Personal Information Do We Collect About You?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Privacy Notice (unaudited) (cont'd)

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies. We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Non-affiliated Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing Of Certain Types Of Personal Information With Other Morgan Stanley Companies?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Types Of Personal Information By Other Morgan Stanley Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Privacy Notice (unaudited) (cont'd)

income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6. How Can You Send Us An Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 231-2608
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7. What If An Affiliated Company Becomes a Non-affiliated Third Party?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

Morgan Stanley Emerging Markets Debt Fund, Inc.

June 30, 2018

Privacy Notice (unaudited) (cont'd)

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

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Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 2018	—		N/A	N/A
February 2018	—		N/A	N/A
March 2018	—		N/A	N/A
April 2018	—		N/A	N/A
May 2018	—		N/A	N/A
June 2018	—		N/A	N/A
Total	—	—	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Emerging Markets Debt Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 21, 2018

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 21, 2018